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                                                                    EXHIBIT 24.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-86944) pertaining to the 1994 Stock Option Plan of Celadon Group, Inc. of our report dated September 26, 1996, with respect to the consolidated financial statements and schedule of Celadon Group, Inc. included in the Annual Report on Form 10-K for the year ended June 30, 1996.



                                            ERNST & YOUNG LLP



Indianapolis, Indiana
September 26, 1996





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